EXHIBIT 99.1
                                                                    ------------





PRESS RELEASE                                  Source: Comverse Technology, Inc.

COMVERSE TECHNOLOGY PROVIDES UPDATE ON ITS INVESTIGATION
Tuesday November 14, 6:02 pm ET

NEW YORK--(BUSINESS WIRE)--Comverse Technology, Inc. (NASDAQ: CMVT - News) today announced that, in connection with the ongoing investigation by the Special Committee of the company's Board of Directors of the company's stock option practices and related accounting matters, the company identified errors in the recognition of revenue related to certain contracts, errors in the recording of certain deferred tax accounts and the misclassification of certain expenses in earlier periods.

In addition, based on information provided to the company, areas of financial reporting under investigation include the possible misuse of accounting reserves and the understatement of backlog in fiscal 2002 and prior periods. The company previously had disclosed its preliminary conclusion that the actual dates of measurement for certain past stock option grants for accounting purposes differed from the recorded grant dates for such awards. The company substantially has completed its investigation of employee stock option practices and has made a preliminary determination of the effect on its previously issued financial statements. The Special Committee's investigation continues, and the company is unable to estimate the effect of the other accounting issues on its previously issued financial statements or the time it will take to complete the necessary restatements.

Raz Alon, the company's interim Chief Executive Officer, said, "The company continues to work diligently to complete its investigation and report restated financial results as promptly as possible."

Zeev Bregman, Chief Executive Officer, Comverse, Inc., said, "It is important to recognize that our business is sound, holds strong competitive positions and provides exceptional value to our clients worldwide."

As of October 31, 2006, the company had cash and cash equivalents, bank time deposits and short-term investments in excess of $1.85 billion. As of October 31, 2006, the aggregate principal amount of the outstanding convertible debt securities was $419,647,000. If the company's shares were to be delisted from NASDAQ, holders of its convertible debt securities would have the right to require the company to repurchase their securities at a purchase price equal to 100% of the principal amount of the securities purchased.

Other potential effects on cash of the investigation and restatements include: the incurrence of additional payroll taxes; costs incurred in the conduct of the investigation and preparation of the restatements; costs incurred in defending litigation relating to the company's stock option grants or restatements; costs of complying with governmental inquiries or investigations; and any damages, fines or penalties arising out of any litigation, governmental investigation or proceeding.

As previously disclosed, the NASDAQ Listing Council issued a stay of the NASDAQ Listing Qualifications Panel's August 18, 2006 decision establishing a deadline of September 25, 2006 for the company to be current in its periodic filings with the Securities and Exchange Commission. The Listing Council also issued a stay of any future Panel determinations to delist the company's securities from trading pending further action by the Listing Council. As a result of the expanded investigation, the company expects it will require additional time to file its periodic reports with the Securities and Exchange Commission. The company does not know whether the newly identified accounting issues or resulting delay in the company's ability to be current in its periodic filings will result in a lifting of the stay and a delisting of the company's shares from The NASDAQ Stock Market.

About Comverse Technology, Inc.

Comverse Technology, Inc. (NASDAQ: CMVT - News), through its Comverse, Inc. subsidiary, is the world's leading provider of software and systems enabling network-based multimedia enhanced communication and billing services. The company's Total Communication portfolio includes value-added messaging, personalized data and content-based services, and real-time converged billing solutions. Over 450 communication and content service providers in more than 120 countries use Comverse products to generate revenues, strengthen customer loyalty and improve operational efficiency. Other Comverse Technology subsidiaries include: Verint Systems (NASDAQ: VRNT - News), a leading provider of analytic software-based solutions for communications interception, networked video security and business intelligence; and Ulticom (NASDAQ: ULCM - News), a leading provider of service enabling signaling software for wireline, wireless and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company.

For additional information, visit the Comverse website at www.comverse.com or the Comverse Technology website at www.cmvt.com.

All product and company names mentioned herein may be registered trademarks or trademarks of Comverse or the respective referenced company(s).

Note: This release contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the company's stock option grant practices and other accounting matters, including revenue recognition, recording of deferred tax accounts, expenses misclassification, misuse of accounting reserves and understatement of backlog; the impact of any restatement of financial statements of the company or other actions that may be taken or required as a result of such reviews; the company's inability to file reports with the Securities and Exchange Commission; risks associated with the company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks relating to the right of holders of ZYPS to require the company to repurchase their ZYPS upon delisting of the company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the company; risks associated with integrating the businesses and employees of the Global Software Services ("GSS") division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; aggressive competition may force the company to reduce prices; a failure to compensate any decrease in the sale of the company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Contact:
Comverse Technology, Inc.
Paul D.Baker, 516-677-7226









                                       3